UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): September 15, 2024

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	CHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2024, Matthew T. Farrell, Chairman and Chief Executive Officer of Church & Dwight Co., Inc. (the “Company”), notified the Company’s Board of Directors (the “Board”) that he will retire as President and Chief Executive Officer, effective as of March 31, 2025. Mr. Farrell will continue in his role as Chairman of the Board for a transition period.

On September 16, 2024, the Company announced that Richard Dierker was promoted to President and Chief Executive Officer of the Company to replace Mr. Farrell, effective March 31, 2025. Mr. Dierker will also join the Board as a director effective March 31, 2025. Prior to starting as Chief Executive Officer, Mr. Dierker will continue in his role as Executive Vice President, Chief Financial Officer and Head of Business Operations.

Mr. Dierker, 44, has been the Company’s Executive Vice President, Chief Financial Officer and Head of Business Operations since April 2022 and the Company’s Executive Vice President and Chief Financial Officer from January 2016 to April 2022. From 2012 to 2016, Mr. Dierker was the Company’s Vice President, Corporate Finance and from 2009 to 2012, Mr. Dierker led Supply Chain Finance as the Company’s Operations Controller. From 2008 to 2009, he held a senior financial management position at Alpharma, Inc., a leading international specialty pharmaceutical company. Prior to 2008, Mr. Dierker held financial and business development management positions for Ingersoll-Rand Ltd, a major diversified industrial manufacturer.

The Company will disclose the changes to Mr. Dierker’s compensation in connection with his appointment as Chief Executive Officer once approved by the Board. There was no arrangement or understanding between Mr. Dierker and any other persons pursuant to which Mr. Dierker was elected as a director or as Chief Executive Officer, and there are no related party transactions involving Mr. Dierker that are reportable under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On September 16, 2024, the Company issued a press release regarding the matters set forth above, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Church & Dwight Co., Inc. Press Release dated September 16, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: September 16, 2024	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary